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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2000, relating to the financial statements and financial statement schedule, which appear in Networks Associates, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                       By  /s/ PRICEWATERHOUSECOOPERS LLP
                                           ------------------------------
                                           PricewaterhouseCoopers LLP

San Jose, California
August 11, 2000